UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2015

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 20, 2015, General Electric Company (the “Company”) entered into an underwriting agreement by and among the Company and BNP Paribas, Deutsche Bank AG, London Branch, Barclays Bank PLC, Citigroup Global Markets Limited, Credit Suisse Securities (Europe) Limited, Merrill Lynch International, Crédit Agricole Corporate and Investment Bank, HSBC Bank PLC, Société Générale, BANCA IMI S.p.A., Banco Bilbao Vizcaya Argentaria, S.A., Banco Santander, S.A., Bank of Montreal, London Branch, ING Bank N.V., Belgian branch, Lloyds Bank PLC, Mitsubishi UFJ Securities International plc, Mizuho International PLC, SMBC Nikko Capital Markets Limited, The Royal Bank of Scotland PLC, The Toronto-Dominion Bank and UniCredit Bank AG (the “Underwriting Agreement”), with respect to the issuance and sale of €650,000,000 aggregate principal amount of Floating Rate Notes due 2020 (the “Floating Rate Notes”), €1,250,000,000 aggregate principal amount of 1.250% Notes due 2023 (the “2023 Notes”) and €1,250,000,000 aggregate principal amount of 1.875% Notes due 2027 (the “2027 Notes” and together with the Floating Rate Notes and the 2023 Notes, the “notes”). The notes were registered under the Company’s Registration Statement on Form S-3 (Registration No. 333-186882) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on February 26, 2013, as supplemented by a preliminary prospectus supplement, filed with the SEC on May 20, 2015, and a final prospectus supplement, filed with the SEC on May 22, 2015. The above description of the Underwriting Agreement is a summary only and is qualified in its entirety by reference to the Underwriting Agreement which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement, dated May 20, 2015, by and among the Company and BNP Paribas, Deutsche Bank AG, London Branch, Barclays Bank PLC, Citigroup Global Markets Limited, Credit Suisse Securities (Europe) Limited, Merrill Lynch International, Crédit Agricole Corporate and Investment Bank, HSBC Bank PLC, Société Générale, BANCA IMI S.p.A., Banco Bilbao Vizcaya Argentaria, S.A., Banco Santander, S.A., Bank of Montreal, London Branch, ING Bank N.V., Belgian branch, Lloyds Bank PLC, Mitsubishi UFJ Securities International plc, Mizuho International PLC, SMBC Nikko Capital Markets Limited, The Royal Bank of Scotland PLC, The Toronto-Dominion Bank and UniCredit Bank AG

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL ELECTRIC COMPANY
(Registrant)

	By:	/s/ Jan R. Hauser
Jan R. Hauser Vice President, Controller and Chief Accounting Officer

Date: May 27, 2015

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated May 20, 2015, by and among the Company and BNP Paribas, Deutsche Bank AG, London Branch, Barclays Bank PLC, Citigroup Global Markets Limited, Credit Suisse Securities (Europe) Limited, Merrill Lynch International, Crédit Agricole Corporate and Investment Bank, HSBC Bank PLC, Société Générale, BANCA IMI S.p.A., Banco Bilbao Vizcaya Argentaria, S.A., Banco Santander, S.A., Bank of Montreal, London Branch, ING Bank N.V., Belgian branch, Lloyds Bank PLC, Mitsubishi UFJ Securities International plc, Mizuho International PLC, SMBC Nikko Capital Markets Limited, The Royal Bank of Scotland PLC, The Toronto-Dominion Bank and UniCredit Bank AG